Exhibit 10.36

Executed Copy

JOINDER AND SUPPLEMENT TO INTERCREDITOR AGREEMENT

THIS JOINDER AND SUPPLEMENT TO INTERCREDITOR AGREEMENT (this “Agreement”) is entered into on December 17, 2012, by and among ROV INTERNATIONAL HOLDINGS LLC, a Delaware limited liability company, KWIKSET CORPORATION, a Delaware corporation, PRICE PFISTER, INC., a Delaware Corporation, NATIONAL MANUFACTURING CO., an Illinois corporation, NATIONAL MANUFACTURING MEXICO A LLC, a Delaware limited liability company, NATIONAL MANUFACTURING MEXICO B LLC, a Delaware limited liability company, WEISER LOCK CORPORATION, a California corporation and BALDWIN HARDWARE CORPORATION, a Pennsylvania corporation (collectively, “New Grantors” and each, a “New Grantor”), SPECTRUM BRANDS, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as collateral agent and administrative agent for certain financial institutions (together with its successors and assigns in such capacity, “ABL Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent for certain financial institutions (together with its successors and assigns in such capacity, “Term/Notes Agent”).

Recitals:

Company, SB/RH Holdings, LLC, a Delaware limited liability company (“Holdings”), the subsidiaries of the Company party thereto as grantors (collectively with the Company and Holdings, the “Existing Grantors”), ABL Agent and Term/Notes Agent are parties to a certain Intercreditor Agreement dated as of June 16, 2010 (as at any time amended, restated, supplemented or otherwise modified, the “Intercreditor Agreement”).

Existing Grantors have advised ABL Agent and Term/Notes Agent of the acquisition by the Company, directly or indirectly, of all of the equity interests in New Grantors. In accordance with the Finance Documents (as defined in the Intercreditor Agreement), New Grantors have agreed, or may in the future agree, to become bound as a borrower or guarantor under the ABL Documents or the Term/Notes Documents, or both, and has granted, or may in the future grant, to ABL Agent or Term/Notes Agent, or both, a security interest in and lien upon all or substantially all of its assets to secure, respectively, the ABL Obligations (as defined in the Intercreditor Agreement) or the Term/Notes Obligations (as defined in the Intercreditor Agreement), or both.

ABL Agent, Term/Notes Agent, New Grantors and the Company desire to enter into this Agreement in order to join New Grantors as Grantors under the Intercreditor Agreement and to set forth the respective rights and priorities of the liens of ABL Agent and Term/Notes Agent in the property of New Grantors.

NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in the Intercreditor Agreement.

2. Joinder of New Grantors under Intercreditor Agreement. By its execution and delivery of this Agreement, each New Grantor (a) acknowledges and agrees that, as of the date hereof, it is a “Grantor” and a “Subsidiary Guarantor” under the Intercreditor Agreement with the same force and effect as if originally named therein as a “Grantor” and “Subsidiary Guarantor;” (b) covenants with ABL Agent, Term/Notes Agent and Company that it will observe and perform the terms and provisions of the Intercreditor Agreement to the same extent as if it were an original party thereto, and (c) confirms that it has received a copy of the Intercreditor Agreement. By their signatures below, Company, ABL Agent and Term/Notes Agent hereby consent to New Grantors’ joinder to the Intercreditor Agreement on the terms set forth herein. Each party hereto hereby agrees that each reference to “Grantor”, “Subsidiary Guarantor” or terms of similar import in the Intercreditor Agreement shall be deemed to include New Grantors.

3. Lien Priority. ABL Agent and Term/Notes Agent acknowledge and agree that all Liens of ABL Agent in the property of New Grantors, and all Liens of Term/Notes Agent in the property of New Grantors, shall expressly be subject to the Lien priority and other provisions set forth in the Intercreditor Agreement, including, without limitation, Section 2 thereof. Subject to the Lien priority provisions described hereinabove, ABL Agent hereby consents to New Grantors’ grant of Liens in its property to Term/Notes Agent, and Term/Notes Agent hereby consents to New Grantors’ grant of Liens in its property to ABL Agent.

4. Miscellaneous. This agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Intercreditor Agreement as herein supplemented shall continue in full force and effect. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto, each of the Grantors, and each such Person’s respective successors, and assigns. This Agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually-executed signature delivered by a party by facsimile transmission or by portable document format via electronic mail shall be deemed to be an original signature hereto.

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signatures commence on following page.]

The parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers on the date first written above.

NEW GRANTORS:

ROV INTERNATIONAL HOLDINGS LLC

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Secretary

PRICE PFISTER, INC.

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Vice President and Secretary

NATIONAL MANUFACTURING CO.
NATIONAL MANUFACTURING MEXICO A LLC
NATIONAL MANUFACTURING MEXICO B LLC

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Vice President, General Counsel and Secretary

KWIKSET CORPORATION
WEISER LOCK CORPORATION
BALDWIN HARDWARE CORPORATION

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Vice President and Secretary

By:	/s/ John Beattie
Name:	John Beattie
Title:	Vice President and Treasurer

COMPANY:

SPECTRUM BRANDS, INC.

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Vice President, Secretary and General Counsel

[Signature Page to Joinder and Supplement to Intercreditor Agreement]

ABL AGENT:

BANK OF AMERICA, N.A., as ABL Agent

By:	/s/ Matthew A. Bourgeois
Name:	Matthew A. Bourgeois
Title:	Senior Vice President

[Signature Page to Joinder and Supplement to Intercreditor Agreement]

TERM/NOTES AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term/Notes Agent

By:	/s/ Stefan Victory
Name:	Stefan Victory
Title:	Vice President

[Signature Page to Joinder and Supplement to Intercreditor Agreement]